File No.  _________________

     As filed with the Securities and Exchange Commission on December 5, 1997

                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-2

          (X)  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
               OF 1940

                            BLK SUBSIDIARY INC.
             (Exact Name of Registrant as Specified in Charter)

                              345 PARK AVENUE
                          NEW YORK, NEW YORK 10154
            (Address of Principal Executive Offices) (Zip Code)

                               (212) 754-5560
            (Registrant's Telephone Number, including Area Code)

                      RALPH L. SCHLOSSTEIN, PRESIDENT
                            BLK SUBSIDIARY INC.
                              345 PARK AVENUE
                          NEW YORK, NEW YORK 10154
                  (Name and Address of Agent for Service)

                                 ----------

                                 Copies to:
                           RICHARD T. PRINS, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                              919 THIRD AVENUE
                          NEW YORK, NEW YORK 10022

                                -----------


                            BLK SUBSIDIARY INC.

                                  FORM N-2
                           CROSS REFERENCE SHEET

       Part A
      Item No.              Caption             Prospectus Caption
      --------              -------             ------------------
         1.     Cover Page  . . . . . . . . .   Not Applicable
         2.     Inside Front and Outside Back
                Cover Page  . . . . . . . . .   Not Applicable
         3.     Fee Table and Synopsis  . . .   Fee Table and
                                                Synopsis; Expense
                                                Information
         4.     Financial Highlights  . . . .   Not Applicable
         5.     Plan of Distribution  . . . .   Not Applicable
         6.     Selling Shareholders  . . . .   Not Applicable
         7.     Use of Proceeds . . . . . . .   Not Applicable
         8.     General Description of the
                Registrant  . . . . . . . . .   General Description
                                                of the Registrant;
                                                General; Investment
                                                Objectives and
                                                Policies; Risk
                                                Factors
         9.     Management  . . . . . . . . .   Management; General
                                                Description of the
                                                Registrant; General
         10.    Capital Stock, Long-Term Debt,
                and Other Securities  . . . .   Capital Stock, Long-
                                                Term Debt and Other
                                                Securities; Capital
                                                Stock; General
                                                Description of the
                                                Registrant; General;
                                                Taxes; Outstanding
                                                Securities;
         11.    Defaults and Arrears on Senior
                Securities  . . . . . . . . .   Not Applicable
         12.    Legal Proceedings . . . . . .   Not Applicable
         13.    Table of Contents of Statement
                of Additional Information . .
                                                Not Applicable

                                                Statement of
      Part B                                    Additional Infor-
      Item No.                                  mation Caption
      --------                                  -----------------
         14.    Cover Page  . . . . . . . . .   Not Applicable
         15.    Table of Contents . . . . . .   Not Applicable
         16.    General Information and
                History . . . . . . . . . . .   General Description
                                                of the Registrant;
                                                General
         17.    Investment Objective and
                Policies  . . . . . . . . . .   Not Applicable
         18.    Management  . . . . . . . . .   Management
         19.    Control Persons and Principal
                Holders of Securities . . . .   Control Persons
         20.    Investment Advisory and Other
                Services  . . . . . . . . . .   Management
         21.    Brokerage Allocation and Other
                Practices. . . . . . . .        Not Applicable
         22.    Tax Status  . . . . . . . . .   Tax Status; Taxation
                                                of the Fund
         23.    Financial Statements  . . . .   Not Applicable

      Part C
     Item No.
     --------
     Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.


                                   PART A

     ITEM 1.   COVER PAGE

          Not Applicable.

     ITEM 2.   INSIDE FRONT AND OUTSIDE BACK COVER PAGE

          Not Applicable.

     ITEM 3.   FEE TABLE AND SYNOPSIS

          1.  Expense Information

          Annual Expenses

             Management Fees . . . . . . . . . . . . . . .      .40%
             Interest Payments on Borrowed Funds . . . . .     2.84%
             Other Expenses. . . . . . . . . . . . . . . .      .23%
             Total Annual Expenses . . . . . . . . . . . .     3.47%


    -----------------------------------------------------------------------
                  Example               1 year   3 years  5 years  10 years
    -----------------------------------------------------------------------
      You would pay the following
      expenses on a $1,000 investment,
      assuming a 5% annual return:       $35.00   $107.00  $180.00  $375.00
     ----------------------------------------------------------------------

     The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in BLK Subsidiary Inc. (the "Fund") will bear directly or indirectly.

     "Other Expenses" are based on estimated amounts for the current fiscal year. The example above should not be considered a representation of future expenses, which may be higher or lower.

          2.  Not Applicable.

          3.  Not Applicable.

     ITEM 4.   FINANCIAL HIGHLIGHTS

          Not Applicable.

     ITEM 5.   PLAN OF DISTRIBUTION

          Not Applicable.

     ITEM 6.   SELLING SHAREHOLDERS

          Not Applicable.

     ITEM 7.   USE OF PROCEEDS

          Not Applicable.

     ITEM 8.   GENERAL DESCRIPTION OF THE REGISTRANT

     8.1. General. The Fund was incorporated under the laws of the State of Maryland on August 11, 1997, and is a diversified closed-end management investment company. The Fund was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The Blackrock 2001 Term Trust Inc., incorporated under the laws of the State of Maryland on June 23, 1992 (the "2001 Term Trust").

     8.2. Investment Objective and Policies. The Fund's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to the 2001 Term Trust. No assurance can be given that the Fund's investment objective will be achieved.

     The Fund will seek to achieve high monthly income by investing primarily in Corporate Debt Securities rated BBB or better, Mortgage-Backed Securities and Commercial Mortgage-Backed Securities, and other fixed income securities that mature on or about December 31, 2001. The Fund may also invest in various instruments designed to hedge interest rate risk and its effects on the market value of the Fund's securities investments.

     All of the Fund's assets will be invested in securities that are
     (i) issued or guaranteed by the United States government or one of its agencies or instrumentalities, (ii) rated at least BBB- by Standard & Poor's Corporation ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's") at the time of investment or
     (iii) with respect to no more than 20% of the Fund's assets, determined by the Adviser to be of comparable credit quality at the time of assessment of credit risk and do not take into account potential changes in market value. Securities issued by the U.S. government or its agencies or instrumentalities or guaranteed thereby are generally considered to be of the same or higher credit quality as privately issued securities rated AAA by S&P or Aaa by Moody's.

     The Fund may also invest its assets in other types of debt securities including those issued by non-U.S. issuers, including Municipal Securities, Asset Backed Securities and Corporate Debt Securities.

     In order to maintain its tax status as a pass-though entity, the Fund will be required to distribute substantially all of its net investment income each year, including accrued income on its Zero Coupon Securities, for which no cash is received until their maturity. The Fund intends to make such dividend payments in cash. In order to generate sufficient cash to pay these dividends, however, the Fund will be required in certain instances to apply principal returned on investments to such payments in lieu of reinvesting such amounts and may be required to liquidate a portion of its assets from time to time.

     The Adviser believes that it will be able to manage the Fund's assets without realizing capital losses which are not offset, for federal income tax purposes, by capital gains over the life of the Fund on the disposition of its other assets.

     The Fund expects to use various investment techniques, including engaging in hedging transactions and short sales, selling covered call options to enhance income or reduce fluctuations in net asset value, investing in restricted or illiquid securities, making forward commitments, entering into repurchase agreements, reverse repurchase agreements, and dollar rolls, investing in Eurodollar instruments and lending its portfolio securities.

     Under current market conditions, the Fund intends to borrow an amount equal to approximately 30% of its total assets (including the amount borrowed) although its investment restrictions permit such borrowings in amounts up to 33 1/3% of its total assets (including the amount borrowed). The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund. Borrowing by the Fund creates an opportunity for increased income, but, at the same time, creates special risks.

     For purposes of both the foregoing and Item 8.3:

     (a) "Mortgage-Backed Securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including pass-through securities, such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates (as defined herein) and collateralized mortgage obligations ("CMOs"). The yield and credit characteristics of Mortgage-Backed Securities differ in a number of respects from Corporate Debt Securities and other traditional debt securities.

     (b) "CMO Residuals" are securities issued in connection with CMOs that generally represent the excess cash flow from the Mortgage Assets underlying such CMOs after payment of principal and interest on the other CMO securities and related administrative expenses. CMO residuals may be issued as either
     (i) debt obligations of the CMO issuer or (ii) equity interests in such issuer or the Mortgage Assets underlying the related CMO. The yield to maturity on these securities is highly sensitive to prepayments on the related underlying Mortgage Assets. In certain circumstances, the Fund may fail to recoup fully its initial investment in a CMO Residual. Under current market conditions, the Fund expects that it will invest approximately 15% of its assets in these securities and in no event will the Fund invest more than 40% of its assets in such securities.

     (c) "Zero Coupon Securities" are debt obligations which do not entitle the holder to periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Zero Coupon Securities may be created by separating the interest and the principal components of securities (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) issued or guaranteed by tax exempt issuers such as state or local governments or their agencies or instrumentalities (collectively, "Municipal Issuers") or (iii) issued by private issuers. In addition, they may be issued directly by private or tax exempt issuers.

     (d) "Other Municipal Securities" are debt securities other than Zero Coupon Securities issued by Municipal Issuers the income from which is generally exempt from federal taxation.

     (e) "Asset-Backed Securities" have similar structural characteristics to Mortgage-Backed Securities. However, the underlying assets are not mortgage loans or interests in mortgage loans but include assets such as motor vehicle installment sales or installment loan contracts, leases or various types of real and personal property, and receivables from revolving credit (credit card) agreements.

     (f) "Corporate Debt Securities" are securities which typically have fixed or variable interest rates and a fixed maturity, which may be subject to early redemption. Such securities provide for payment of interest and principal and have maturities ranging from one month to thirty years or more.

     Investment Limitations. The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy.
     The Fund may not:

               (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

               (2) invest 25% or more of the value of its total assets in any one industry;

               (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under interest rate swaps are not treated as senior securities;

               (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

               (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

               (6) purchase real estate or interests therein other than Mortgage-Backed Securities and similar instruments;

               (7) purchase or sell commodities or commodity contracts except for hedging purposes; or

               (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class.

     8.3 Risk Factors. Zero Coupon Securities. The market prices of Zero Coupon Securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality which do pay periodic interest.

     Yield Considerations. The yield characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from Corporate Debt Securities and other traditional debt securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of other economic, geographic, social and other factors. In general, changes in the rate of prepayments on a security will change the yield to maturity of the security.

     The Fund expects that it will invest a portion of its assets in securities such as CMO Residuals and stripped Mortgage-Backed Securities that are highly sensitive to changes in prepayment and interest rates. Under certain interest rate or prepayment rate scenarios, the Fund may fail to recoup fully its investment in such securities notwithstanding that such securities may be rated AAA or Aaa. Under current market conditions, the Fund expects to invest approximately 15% of its assets in CMO Residuals and under no circumstances will the Fund invest more than 40% of its assets in CMO Residuals. Under current market conditions, the Fund expects to invest approximately 10% of its assets in stripped Mortgage-Backed Securities.

     As the result of usual prepayment patterns, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities and Asset-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. The Fund's income and dividends are expected to decline over the term of the Fund due to the anticipated shortening of the dollar-weighted average maturity of the Fund's assets over the term of the Fund.

     Disposition of Assets. The Fund must distribute to stockholders each year substantially all of its net investment income in order to continue to qualify as a pass-through entity for federal income tax purposes. The Fund intends to make such dividend payments in cash. Because the Fund must accrue income on its Zero Coupon Securities each year even though it receives no cash interest payments thereon until maturity, however, the Fund will be required in certain instances to apply principal returned on investments to dividend payments in lieu of reinvesting such amounts and may be required to liquidate a portion of its assets from time to time for the purpose of paying such dividends.

     Illiquid Securities. The Fund may invest in securities that lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of securities and the price to be obtained, and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. Illiquid securities in which the Fund may invest include, under current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), stripped mortgage-backed, privately stripped U.S. Government, agency and municipal securities, CMO Residuals, interest rate swaps, certain hedging instruments and restricted securities of corporate and other issuers, including certain Corporate Debt Securities. The Fund expects that approximately 15% of its assets will be invested in CMO Residuals and approximately 20% of its assets will be invested in the remaining categories of illiquid securities, representing an anticipated total of 35% of the Fund's assets.
     In no event will the Fund invest more than 40% of its assets in CMO Residuals and the total of all such illiquid investments will not exceed 60% of the Fund's assets. Although the staff of the Commission currently categorizes these securities as illiquid, some of them trade in established secondary markets.

     Borrowings. The Fund is authorized to borrow funds (including through reverse repurchase agreements) in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed) and under current market conditions intends to borrow an amount equal to approximately 30% of its total assets. Borrowing by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowings had not been used. Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, and therefore the amount available for distribution to stockholders as dividends will be reduced. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitation.

     Non-U.S. Securities. The Fund may invest up to 10% of its total assets in debt securities, including Corporate Debt Securities, of non-U.S. issuers although under current market conditions the Fund does not expect to purchase any non-U.S. securities. Investing in non-U.S. securities involves certain special risks.

     The rating of a corporate debt security may change over time, as S&P and Moody's monitor and evaluate the ratings assigned to corporate debt securities on an ongoing basis. As a result, corporate debt securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the time that they are owned by the Fund. If a security owned by such Fund is downgraded below either BBB- by S&P or Baa3 by Moody's, the Adviser will monitor such security and determine whether to sell it based on the factors it considers relevant such as remaining terms of such Fund, size of the investment, whether a loss or gain will result, relative risk to such Fund, depth of the trading market or any other relevant factors.

     Other Investment Techniques. The Fund may use various other investment techniques that also involve special considerations including engaging in hedging transactions and short sales, selling covered call options, making forward commitments, entering into repurchase agreements, reverse repurchase agreements, and dollar rolls, investing in Eurodollar instruments, purchasing or selling interest rate swaps, caps, floors or collars, and lending its portfolio securities.

     Market Price of Shares. The shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset values but may trade at a premium. The Fund cannot predict whether its shares will trade at, above or below net asset value. This market price risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the public offering. The Fund is permitted to engage in share repurchases or make tender offers for a portion of the shares in an effort to reduce any market value discount that may exist. There are special risks associated with such activities.

     The market value of the Fund's assets will fluctuate with changes in prevailing interest rates. To the extent the various hedging techniques and active portfolio management employed by the Fund do not offset these changes, the net asset value of the Fund's shares will also fluctuate in relation to interest rate changes. It is anticipated that a substantial portion of the Fund's portfolio will consist of debt securities, the value of which varies inversely with changes in prevailing interest rates. The various hedging techniques employed by the Fund, the term of the Fund and the different characteristics of particular securities in which the Fund may invest make it very difficult to predict the impact of interest rate changes on either the net asset value or the market price of the shares.

     Shares Unsecured. Although certain portfolio securities purchased by the Fund are collateralized by, or represent ownership interests in, specific assets, the shares themselves are not so secured.

     Antitakeover Provisions. Certain antitakeover provisions will make a change in the Fund's business or management more difficult without the approval of the Fund's board of directors and may have the effect of depriving stockholders of an opportunity to sell their shares at a premium above the prevailing market price.

     ITEM 9.   MANAGEMENT

          1.   General.

          (a) Board of Directors. The Directors set broad policies for the Fund and choose its officers. The Adviser manages the day-to-day operations of the Fund and supplies officers to the Fund for this purpose. The Directors shall consist at all times of no less than two (2) Directors, unless the Fund has three (3) or more stockholders during which time the number of Directors shall never be less than three (3). No more than 60% of the Directors are "interested persons" of the Fund, as defined in the 1940 Act.

          (b) Investment Adviser. The Adviser, BlackRock Financial Management, Inc., is located at 345 Park Avenue, New York, New York 10154. The Adviser currently serves as the investment advisor to institutional and individual fixed income investors in the U.S. and overseas through a number of funds and separately managed accounts with combined total assets in excess of $50 billion.

     Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Fund has retained the Adviser to manage the investment of its assets, to provide such investment research, advice and supervision, in conformity with its investment objective and policies, as may be necessary for the operations of the Fund. The Advisory Agreement was approved by the Directors on August 14, 1997 and by the Fund's sole shareholder on August 14, 1997.

     As compensation for its services rendered to the Fund, the Adviser will receive a Management Fee directly from the Fund.

          (c) Portfolio Management. The Fund's portfolio manager will be BlackRock Financial Management, Inc.

          (d)  Administration Agreement.   Under the Administration
     Agreement with the Fund, Prudential Mutual Fund Management, Inc., One Seaport Plaza, New York, New York 10292, administers the Fund's corporate affairs subject to the supervision of the Directors and furnishes the Fund with office facilities and ordinary clerical and bookkeeping services.

          (e) Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar. State Street Bank & Trust Company, One Heritage Drive, North, Quincy, MA will serve as custodian for the Fund's portfolio securities and cash and as Transfer Agent, Dividend Disbursing Agent and Registrar for the shares, and in those capacities, maintains certain financial and accounting books and records pursuant to agreements with the Fund. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions. Transfer, dividend disbursing and registrar functions have been delegated to and are being performed by Boston EquiServe, L.P., an affiliate of State Street.

          (f) Expenses. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and the expense of services rendered by any employee of the Adviser in such employee's capacity as a Director or officer of the Fund.

     ITEM 10.  CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

          1. Capital Stock. The Fund is authorized to issue up to 500 million shares of capital stock of all classes, all of which have a per value of one cent ($.01) per share. The shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders of the Fund have cumulative voting rights on the election of Directors and are entitled to one vote per share on all other matters subject to shareholder approval. When issued against payment therefor, the shares will be fully paid and non-assessable. No person has any liability for liabilities of the Fund by reason of owning shares.

          2.  Long Term Debt.  None.

          3.  General.  None.

          4. Taxes. The Fund and the Adviser intend to qualify the Fund as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
     In order to qualify as a RIC, the Fund must satisfy certain tests regarding the nature and distribution of its income and assets. If the Fund so qualifies, the Fund will not be subject to federal income tax on its net investment income and net capital gain, if any, realized during any fiscal year to the extent that the Fund distributes such income and capital gain to shareholders. However, the Fund will be subject to federal and possibly state corporate income tax on any undistributed income and capital gain. Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To the extent that the Fund realizes net capital gains, the Fund intends to distribute such gains at least annually and designate them as capital gain dividends. See Item 22 for additional information regarding Taxes.

          5.  Outstanding Securities.
                                                          Amount
                                                       Outstanding
                                                       Exclusive of
                                                       Amount Shown
                                     Amount Held by       Under
                         Amount       Registrant or      Previous
      Title of Class   Authorized    for its Account      Column
     ---------------------------------------------------------------
     Voting Shares   500 million          None        ______ shares
                     shares

          6.  Securities Ratings.

                    None.

     ITEM 11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES

          1.  None.

          2.  None.

     ITEM 12.  LEGAL PROCEEDINGS

          None.

     ITEM 13.  TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
               INFORMATION

          Not Applicable.


                                   PART B

     ITEM 14.  COVER PAGE

          Not Applicable.

     ITEM 15.  TABLE OF CONTENTS

          Not Applicable.

     ITEM 16.  GENERAL INFORMATION AND HISTORY

          The Fund has no history. See Item 8 - General Description of the Registrant, for general information.

     ITEM 17.  INVESTMENT OBJECTIVES AND POLICIES

     Additional detail on the 2001 Term Trust's investment objectives and policies is provided in its Registration Statement filed with the SEC on June 24, 1992 (as amended by pre-effective amendments on July 20, 1992 and August 20, 1992), in its Annual Reports filed with the SEC for its fiscal years ended June 30, 1995 and June 30, 1996, and in its Proxy Statements filed with the SEC for the Annual Meetings of Stockholders held in 1995 and 1996.

     ITEM 18.  MANAGEMENT

     The following individuals are the officers and Directors of the Fund. A brief statement of their present positions and principal occupations during the past five years is also provided.

   Name and Business      Position(s) Held   Principal Occupation(s)
   Address                with Registrant    During Past Five Years
   -----------------      ----------------   ----------------------
   Andrew F. Brimmer      Director           President of Brimmer &
   4400 MacArthur                            Company, Inc. a Washington,
   Blvd.,                                    D.C.-based economic and
   N.W. Suite 302                            financial consulting firm.
   Washington, D.C.                          Formerly member of the Board
   20007                                     of Governors of the Federal
                                             reserve System.  Director,
                                             Airborne Express, Bank-
                                             America Corporation (Bank of
                                             America), Carr Realty
                                             Corporation, College
                                             Retirement Equities Fund
                                             (Trustee), E.I. du Pont de
                                             Nemours & Company, Gannett
                                             Company (publishing),
                                             Navistar International
                                             Corporation (truck
                                             manufacturing) and PHH
                                             Corporation (car leasing).

   Richard E. Cavanagh    Director           President and Chief Executive
   845 Third Avenue                          Officer of The Conference
   New York, NY  10022                       Board, Inc., a leading global
                                             business membership
                                             organization.  Former
                                             Executive Dean of the John F.
                                             Kennedy School of Government
                                             at Harvard University from
                                             1988-1995.  Acting Director,
                                             Harvard Center for Business
                                             and Government (1991-1993).
                                             Formerly Partner (principal)
                                             of McKinsey & Company, Inc.
                                             (1980-1988).  Former
                                             Executive Director of Federal
                                             Cash Management, White House
                                             Office of Management and
                                             Budget (1977-1979).  Trustee,
                                             Wesleyan University.
                                             Director, Olin Corp.
                                             (chemicals and metals) and
                                             Fremont Group (investments).

   Kent Dixon             Director           Consultant/Investor.  Former
   9495 Blind Pass Road                      President and Chief Executive
   Unit #602                                 Officer of Empire Federal
   St. Petersburg, FL                        Savings Bank of America and
   33706                                     Banc PLUS Savings
                                             Association, former Chairman
                                             of the Board, President and
                                             Chief Executive Officer of
                                             Northeast Savings.  Former
                                             Director of ISFA (the owner
                                             of INVEST, a national
                                             securities brokerage service
                                             designed for banks and thrift
                                             institutions).

   Frank J. Fabozzi       Director           Consultant.  Editor of The
   858 Tower View                            Journal of Portfolio
   Circle                                    Management and Adjunct
   New Hope, PA  18938                       Professor of Finance at the
                                             School of Organization and
                                             Management at Yale
                                             University.  Director,
                                             Guardian Mutual Funds Group.
                                             Author and editor of several
                                             books on fixed income
                                             portfolio management.
                                             Visiting Professor of Finance
                                             and Accounting at the Sloan
                                             School of Management,
                                             Massachusetts Institute of
                                             Technology from 1986 to
                                             August 1992.

   Laurence D. Fink* **   Director and       Chairman and Chief Executive
                          Chairman of the    Officer of the Adviser.
                          Board              Formerly Managing Director of
                                             The First Boston Corporation,
                                             member of its management
                                             Committee, co-head of its
                                             Taxable Fixed Income
                                             Department, and head of its
                                             Mortgage and Real Estate
                                             Products Group.  Chairman of
                                             the Board of each of the
                                             Trusts.  Trustee, New York
                                             University Medical Center.
                                             Dwight Englewood School,
                                             VIMRx Pharmaceuticals,
                                             National Outdoor Leadership
                                             School, Innouir Laboratories,
                                             Inc.

   James Grosfeld         Director           Consultant/Investor.
   20500 Civic Center                        Formerly Chairman of the
     Drive                                   Board and Chief Executive
   Suite 3000                                Officer of Pulte Corporation
   Southfield, MI                            (homebuilding and mortgage
   48076                                     banking and finance) (May
                                             1974-April 1990).

   James Clayburn         Director           Dean Emeritus of The John E.
     LaForce, Jr.                            Anderson Graduate School of
   P.O. Box 1595                             Management, University of
   Pauma Valley, CA                          California since July 1,
   92061                                     1993.  Director, Eli Lilly
                                             and Company (pharmaceuticals),
                                             Imperial Credit Industries
                                             (mortgage banking), Jacobs
                                             Engineering Group, Inc., Rockwell
                                             International Corporation,
                                             Payden & Krygel Investment
                                             Trust (mutual fund),
                                             Provident Investment Counsel
                                             Funds (investment companies),
                                             Timken Company (roller
                                             bearing and steel).  Acting
                                             Dean of the School of
                                             Business, Hong Kong
                                             University of Science and
                                             Technology 1990-1993.  From
                                             1978 to September 1993, Dean
                                             of The John E. Anderson
                                             Graduate School of
                                             Management, University of
                                             California.

   Walter F. Mondale      Director           Partner, Dorsey & Witney, a
   220 South Sixth                           law firm (December 1996-,
     Street                                  September 1987-August 1993).
   Minneapolis, MN                           Formerly, U.S. Ambassador to
   55402                                     Japan (1993-1996).  Formerly
                                             Vice President of the United
                                             States, U.S. Senator and
                                             Attorney General of the State
                                             of Minnesota.  1984
                                             Democratic Nominee for
                                             President of the United
                                             States.

   Ralph L.               Director and       President of the Adviser.
     Schlosstein* **      President          Formerly Managing Director of
                                             Lehman Brothers and co-head
                                             of its Mortgage and Savings
                                             Institutions Group.
                                             President of each of the
                                             Trusts.  Trustee Denison
                                             University, Director of the
                                             Fund for New York City Public
                                             Education, Member Visiting
                                             Board of Overseers of the
                                             John F. Kennedy School of
                                             Government at Harvard
                                             University.  Member Board of
                                             Children's Television
                                             Workshop, Member Board of
                                             Pulte Home Corporation.

   Scott Amero            Vice President     Managing Director of the
                                             Adviser.  From 1985 to 1990
                                             Vice President at The First
                                             Boston Corporation in the
                                             Fixed Income Research
                                             Department.

   Keith T. Anderson      Vice President     Managing Director of the
                                             Adviser.  From February 1987
                                             to April 1988 Vice President
                                             at The First Boston
                                             Corporation in the Fixed
                                             Income Research Department.
                                             Previously Vice President and
                                             Senior Portfolio Manager at
                                             Criterion Investment

                                             Management Company.
   Michael C. Huebsch     Vice President     Managing Director of the
                                             Adviser.  From July 1985 to
                                             January 1989 Vice President
                                             at The First Boston
                                             Corporation in the Fixed
                                             Income Research Department.

   Robert S. Kapito       Vice President     Managing Director and Vice
                                             Chairman of the Adviser.
                                             Formerly Vice President at
                                             The First Boston Corporation
                                             in the Mortgage Products
                                             Group.

   Henry Gabbay           Treasurer          Managing Director and Chief
                                             Operating Officer of the
                                             Adviser.  From September 1984
                                             to February 1989 Vice
                                             President at The First Boston
                                             Corporation.

   James Kong             Assistant          Managing Director of the
                          Treasurer          Adviser.  From April 1987 to
                                             April 1989 Assistant Vice
                                             President at The First Boston
                                             Corporation in the CMO/ABO
                                             Administration Department.
                                             Previously affiliated with
                                             Deloitte, Haskins & Sells
                                             (now Deloitte & Touche LLP).

   Karen H. Sabath        Secretary          Managing Director of the
                                             Adviser.  From June 1986 to
                                             July 1988 Associate at The
                                             First Boston Corporation in
                                             the Mortgage Finance
                                             Department.  From August 1988
                                             to December 1992 Associate,
                                             Vice President of the
                                             Adviser.

   Richard Shea, Esq.     Vice               Principal of the Adviser.
                          President/Tax      From December 1988 to
                                             February 1993 Tax Counsel at
                                             Prudential Securities, Inc.
                                             From August 1984 to December
                                             1988 Senior Tax Specialist at
                                             Laventhol & Horwath.
   Frank Smith            Assistant          Associate of the Adviser.
                          Treasurer          From December 1994 to June
                                             1996 Manager at Coopers &
                                             Lybrand LLP.  From June 1987
                                             to December 1994 affiliated
                                             with McGladney & Pullen LLP.

     * Directors who are directors, officers or employees of the Adviser.
     ** Directors who may be deemed to be "interested persons" of the Fund.

     Each Director (other than any Director who is a partner, director, officer or employee of the Adviser or any affiliate thereof or successor thereto) will receive no compensation for serving as Director of the Fund. Inasmuch as each Director is also a Director of BBT Subsidiary Inc., BNN Subsidiary Inc., the Trusts and most of the other investment companies in the BlackRock fund complex, it is anticipated that the aggregate annual compensation to each Director for service to investment companies in the BlackRock fund complex will be approximately $160,000, with the exception of Mr. Grosfeld who will receive approximately $200,000 for his combined service as a director of BBT Subsidiary Inc., BNN Subsidiary Inc., the Trusts and each of the other investment companies in the BlackRock complex. Each Director is entitled to one vote on each matter requiring the Directors to take any action or consent to the taking of any action. In all cases in which a Director vote is required, only the vote of the Directors present (whether in person or by telephone) and eligible to vote with respect to such matter will be taken into consideration in determining whether consent has been given or withheld. On each matter on which Directors vote, each Director may give or withhold his or her vote as he or she deems appropriate in his or her sole discretion.

     Messrs. Fink, Schlosstein, Gabbay and Grosfeld also serve in the same capacity as a director and/or officer, as the case may be, of each of the other closed end investment companies in the BlackRock fund complex except that Mr. Schlosstein is not a director of BlackRock Asset Investors, BlackRock Fund Investors I, BlackRock Fund Investors II, BlackRock Fund Investors III, and BlackRock MQE Investors. In addition, the Adviser serves as investment sub-advisor to The BlackRock Government Income Trust and the Smith Barney Shearson Adjustable Rate Government Income Fund, each of which are open-end management investment companies. The Adviser also acts as an advisor to BlackRock Institutional Trust, an open end investment company consisting of sixteen investment portfolios. Mr. Grosfeld additionally serves as a director and officer of such Trust.

     ITEM 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          1.   The 2001 Term Trust, which has offices at 345 Park
               Avenue, New York, New York 10154, owns 100% of the voting shares of the Registrant.

          2.   See Item 19.1.

          3.   None.

     ITEM 20.  INVESTMENT ADVISORY AND OTHER SERVICES

          1-6. See Item 9 - Management.

          7. Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281-1431.

          8.   None.


     ITEM 21.  BROKERAGE ALLOCATION AND OTHER PRACTICES

          1.   Not Applicable.

          2.   None.

          3.   Not Applicable.

          4.   None.

          5.   None.

     ITEM 22.  TAX STATUS

     The following discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP and, except as otherwise indicated, reflects provisions of the Code, Treasury regulations, judicial decisions and administrative pronouncements as of the date of this registration statement, all of which are subject to change, possibly with retroactive effect. The following discussion is a general summary of certain of the current federal income tax laws regarding the Fund and investors in the shares and does not purport to deal with all of the federal income tax consequences or any of the state or other tax considerations applicable to the Fund or to all categories of investors, some of which may be subject to special rules. Prospective investors should consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of investments in the Fund, including the effects of any changes, including proposed changes, in the tax laws.

     Taxation of the Fund. The Fund and the Adviser intend to qualify the Fund as a RIC under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on its net investment income and net capital gain, if any, realized during any fiscal year to the extent that the Fund distributes such income and capital gain to shareholders.

     In order to qualify as a RIC, the Fund must, among other things,
     (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer other than U.S. government securities or the securities of other RICs; and (c) distribute to its shareholders at least 90% of its net investment income (including tax-exempt interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). If for any other reason the Fund does not qualify as a RIC, the Fund will be taxable as an ordinary corporation which would have a material adverse effect on the Fund.

     So long as the Fund qualifies as a RIC, the Fund will not be subject to federal tax on the income and capital gain so distributed. However, the Fund will be subject to federal and possibly state corporate income tax (currently at a maximum federal tax rate of 35%) on any undistributed income and capital gain other than tax-exempt income from municipal securities. Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the imposition of such tax, the Fund must distribute, in each calendar year, an amount at least equal to the sum of (a) 98% of the ordinary income for such calendar year; (b) 98% of the net capital gains for the one-year period ending on October 31 of such calendar year (unless the Fund has a fiscal year ending in November or December and irrevocably elects to use that fiscal year as the one-year period); and (c) 100% of all ordinary income and net capital gains from prior years that were not previously distributed. For purposes of the excise tax, any income or capital gains retained by, and taxed in the hands of, the Fund are treated as having been distributed.

     Taxation of Shareholders. Distributions paid by the Fund from its net investment income ("ordinary dividends") will be taxable to shareholders as ordinary income. Distributions made from net capital gains and properly designated by the Fund ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of the time the shareholder has owned Fund shares. Under recent legislation, long-term capital gains may be broken down into additional categories of gain, taxable at different rates for shareholders that are individuals. These categories include mid-term gain as well as certain other categories of gain that the Fund does not expect to realize. Properly designated capital gain dividends comprising gains with respect to assets held by the Fund for more than one year but less than eighteen months will be taxable at a maximum rate of 28% in the hands of an individual shareholder ("28% rate gain distributions"), while properly designated capital gain dividends comprising gains with respect to assets held by the Fund for more than eighteen months will be taxable at a maximum rate of 20% in the hands of an individuals shareholder ("20% rate gain distributions"). Distributions in excess of the Fund's earnings and profits, for federal income tax purposes, will first reduce the adjusted tax basis of a holder's shares and, after such basis is reduced to zero, will constitute capital gain, provided the shares are held as a capital asset.

     Liquidating distributions which in the aggregate exceed a shareholder's basis in shares will be treated as gain from the sale of shares. If a shareholder receives in the aggregate liquidating distributions which are less than such basis, such shareholder will recognize a loss to that extent.

     Dividends and other distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made. Any dividends declared by the Fund in October, November or December and made payable to shareholders of record in such a month will be taxable to shareholders as of December 31, provided that the dividend is paid in the following January.

     If a shareholder purchases shares at a cost that reflects an anticipated dividend, such dividend will be taxable even though it represents economically in whole or in part a return of the purchase price. Investors should consider the tax implications of buying shares shortly prior to a dividend distribution.

     The Fund will, within 60 days after the close of its taxable year, send written notices to shareholders regarding the tax status of all distributions made during the year.

     In general, if a share of the Fund is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller's adjusted basis in the share. Any gain or loss realized upon a sale of shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any loss recognized by a shareholder within six months of purchasing the shares will be treated as a long-term capital loss to the extent of any long-term capital gain dividends received by the shareholder and the shareholder's share of undistributed long-term capital gains. Under recent legislation, long-term cazpital gains are broken down into additional categories of gain, taxable at different rates for shareholders that are individuals.
     Capital gains with respect to shares held for more than one year are subject to a 28% maximum tax rate, while capital gains with respect to shares held for more than eighteen months are subject to a 20% maximum tax rate. Any loss realized on a sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Fund may be required to withhold federal income tax at the rate of 31% of any payments made to a shareholder of the Fund if the shareholder has not provided a correct taxpayer identification number and certain required certifications to the Fund or if the Secretary of the Treasury notifies the Fund that the number provided by a shareholder is incorrect or that the shareholder has not reported all interest and dividend income required to be shown on the shareholder's federal income tax return.

     Under current law, the Fund is required to withhold U.S. withholding tax from any distributions of net investment income paid to most non-U.S. investors, and the ownership of an interest in a Fund by a non-U.S. individual at death may subject such individual to U.S. estate tax. Consequently, the Fund may not be appropriate as an investment for non-U.S. persons, and such prospective investors are urged to consult their own tax advisors with respect to the potential effective tax liability that may arise with respect to an investment in the Fund.

     ITEM 23.  FINANCIAL STATEMENTS

          Not Applicable.



                                    PART C

     ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (1)  Not Applicable.
          (2)  (a)  Articles of Incorporation.
               (b)  By-Laws.
               (c)  None.
               (d)  Not Applicable.
               (e)  None.
               (f)  Form of Notes.
               (g)  Form of Investment Advisory Agreement.
               (h)  Not Applicable.
               (i)  None.
               (j)  Form of Custodian Agreement.
               (k)  Form of Administration Agreement;
                    Form of Transfer Agent Agreement.
               (l)  Not Applicable.
               (m)  None.
               (n)  Not Applicable.
               (o)  Not Applicable.
               (p)  None.
               (q)  None.
               (r)  None.

     ITEM 25.  MARKETING ARRANGEMENTS

          None.

     ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

          Not Applicable.

     ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
               REGISTRANT

          The Fund does not control any person.

     ITEM 28.  NUMBER OF HOLDERS OF SECURITIES OF THE FUND

               Title of Class       Number of Record Holders

               Voting Shares                  1


     ITEM 29.  INDEMNIFICATION

     Under the Fund's By-laws, the Fund agrees to indemnify the Directors or officers of the Fund (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of those Directors or officers who are directors, officers or employees of the Adviser ("Affiliated Indemnitees")), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Directors.

     Further, pursuant to the Advisory Agreement, the Fund agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees and controlling persons and the partners, directors, officers and employees thereof (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above with respect to the services provided hereunder or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) negligence or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Directors.

     Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to the Directors and officers, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the Directors or officers in connection with the shares, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

     ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV filed under the Investment Advisors Act of 1940, as amended, incorporated herein by reference.

     ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts and records of the Fund are maintained in part at the office of the Adviser at 345 Park Avenue, New York, New York 10154, in part at the offices of the Custodian and the Administrator, State Street Bank & Trust Company, with offices at One Heritage Drive, North Quincy, MA 02171 and Prudential Mutual Fund Management, Inc., with offices at One Seaport Plaza, New York, New York 10292, respectively, and in part at the offices of Boston EquiServe, L.P., BFDS Building, 4th Floor, 2 Heritage Drive, Quincy, MA 02171.

     ITEM 32.  MANAGEMENT SERVICES

     Except as described above in Item 9 - Management, the Fund is not a party to any management service related contract.

     ITEM 33.  UNDERTAKINGS

          Not Applicable.



                                 SIGNATURES

               Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 5th day of December, 1997.

                                        BLK Subsidiary Inc.
                                           (Registrant)

                                   By: /s/ Ralph Schlosstein
                                       Name: Ralph Schlosstein
                                       Title: President



                       SCHEDULE OF EXHIBITS TO FORM N-2

           Exhibit                                                Page
           Number                   Exhibit                       Number

          Exhibit A      Articles of Incorporation  . . . . . .

          Exhibit B      By-Laws  . . . . . . . . . . . . . . .

          Exhibit C      None . . . . . . . . . . . . . . . . .

          Exhibit D      Not Applicable . . . . . . . . . . . .

          Exhibit E      None . . . . . . . . . . . . . . . . .

          Exhibit F      Form of Notes  . . . . . . . . . . . .

          Exhibit G      Form of Investment Advisory Agreement

          Exhibit H      Not Applicable . . . . . . . . . . . .

          Exhibit I      None . . . . . . . . . . . . . . . . .

          Exhibit J      Form of Custodian Agreement  . . . . .

          Exhibit K      (a) Form of Administration Agreement .

                         (b) Form of Transfer Agent Agreement .

          Exhibit L      Not Applicable . . . . . . . . . . . .

          Exhibit M      None . . . . . . . . . . . . . . . . .

          Exhibit N      Not Applicable . . . . . . . . . . . .

          Exhibit O      Not Applicable . . . . . . . . . . . .

          Exhibit P      None . . . . . . . . . . . . . . . . .

          Exhibit Q      None . . . . . . . . . . . . . . . . .

          Exhibit R      None . . . . . . . . . . . . . . . . .